EXHIBIT 10.1

                               SECURITY AGREEMENT


        THIS SECURITY AGREEMENT (the "Security Agreement") is entered into as of the __ day of March, 2003 (the "Effective Date") by and between nSTOR TECHNOLOGIES, INC., a Delaware corporation (the "Company"), nSTOR CORPORATION, INC., a Delaware corporation (the "Subsidiary" and along with the Company, the Debtor"), having offices at 100 Century Boulevard, West Palm Beach, Florida and Bernard A. Marden, individually ("Marden") and as agent for the Secured Parties (the "Agent"), The Charlotte Marden 1993 Trust (the "Trust"), Alan Miller ("Miller") and WRS Advisors III LLC ("WRS" and together with Marden, the Trust and Miller, the "Secured Parties").

                                    RECITALS:

        WHEREAS, Debtor has made (i) that certain promissory note of even date herewith in the original principal amount of $1,700,000 in favor of Marden (the "Marden Note"), (ii) that certain promissory note of even date herewith in the original principal amount of $500,000 in favor of the Trust (the "Trust Note"),
(iii) that certain promissory note of even date herewith in the original principal amount of $250,000 in favor of Miller (the "Miller Note") and (iv) that certain promissory note of even date herewith in the original principal amount of $250,000 in favor of WRS (the "WRS Note" and together with the WRS Note, Marden Note and Trust Note, the "Notes");

        WHEREAS, pursuant to the terms of the Notes, and as security for payment of the Notes, Debtor has agreed to grant to the Agent, for the benefit of the Secured Parties a security interest, as defined in Article 9 of the Uniform Commercial Code, as enacted in the State of Florida, in the collateral described herein, on the terms and conditions set forth in this Security Agreement.

        NOW, THEREFORE, in consideration of the mutual promises contained herein, and other good and valuable considerations, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        1. Incorporation of Recitals. The foregoing Recitals are true and correct and are incorporated herein by this reference, as if set forth herein.

        2. Security Interest in Assets. As collateral security for the payment of all of the obligations of Debtor owing to or in favor of the Secured Parties under the Notes (such indebtedness and all other terms, conditions, covenants, representations and warranties of all of the foregoing instruments being hereinafter called the "Obligations"), Debtor hereby pledges, assigns and hypothecates to the Agent, and grants to the Agent, for the benefit of the Secured Parties, a first-priority security interest in those assets of Debtor described in Exhibit "A" attached hereto and made a part hereof and any and all proceeds (as defined in Article 9 of the Uniform Commercial Code), products, replacements, refurbishments, extensions, accessions, insurance proceeds and modifications thereto and/or arising therefrom (all hereinafter referred to herein as the "Collateral").

        3. Security for Obligations. This Security Agreement, and the grant of the security interest in the Collateral granted hereunder, is made to the Agent for the benefit of the Secured Parties, as security for the Obligations for the benefit of the Secured Parties, all as contemplated by the Recitals hereto and paragraph 2 hereof.

        4. Secured Parties' Right to Cure. Debtor will pay promptly when due all taxes and assessments upon the Collateral or for its use or operation thereof. At its option, the Agent may discharge taxes, liens or security interests or other encumbrances at any time levied or placed on the Collateral. Debtor agrees to reimburse the Agent on demand for any such payments made, or any expense incurred, by the Agent, pursuant to the foregoing authorization. Until default, Debtor may have possession of the Collateral and use it in any lawful manner not inconsistent with this Security Agreement.


        5. Events of Default. Any of the following shall be an Event of Default under this Security Agreement:

               (a) Default in Payment. The failure to make any payment required under any Note; and

               (b) Default under this Security Agreement. Any default or breach of a representation, warranty or covenant under this Security Agreement.

        6. Remedies in Case of an Event of Default. Upon an Event of Default, the Agent shall have the following rights and remedies (to the extent permitted by applicable law) on behalf of the Secured Parties in addition to the rights and remedies granted to the Secured Parties in the Notes (including, without limitation, acceleration of the balance due thereunder), as well as those of a secured party under the Uniform Commercial Code as enacted in the State of Florida, all such rights and remedies being cumulative, non-exclusive and enforceable alternatively, successively or concurrently:

               (a) Realization and Disposition of Collateral. The Agent, on behalf of the Secured Parties, may demand, sue for, collect or make any compromise or settlement which the Agent deems suitable in respect of any Collateral encumbered by the security interest granted to the Agent hereunder. The Agent may sell, resell, assign and deliver, or otherwise dispose of any or all of the Collateral, for cash and/or credit, upon such terms as are reasonable, and at such place or places and to such persons, firms, companies or corporations as the Agent deems reasonably expedient, provided that the Agent gives notice to Debtor of the time and place of public or private sale. Debtor hereby agrees that the sending of ten (10) days' written notice by first-class mail, postage prepaid, to Debtor pursuant to Section 12 hereof of the time and place of any public sale, or of the time after which any private sale or other intended disposition is to be made, shall be deemed commercially reasonable notice thereof.

               (b) Enforcement of Rights. The Agent may enforce the rights of the Secured Parties hereunder without the necessity of any judicial or other hearing and without compliance with any other condition, unless such condition is hereafter imposed by statute or rule of law. If any of the Collateral is sold by the Agent upon credit or for future delivery, the Agent shall not be liable for the failure of the purchaser to pay for same and in such event the Agent may resell such Collateral. The Agent may buy any part or all of the Collateral on behalf of the Secured Parties at any public sale and if any part or all of the Collateral is of a type customarily sold in a recognized market or is of the type which is the subject of widely distributed standard price quotations, the Agent may buy at a private sale and may make payments therefor by any means.

        7. Agency.

               (a) Management of Collateral. Each Secured Party hereby irrevocably designates and appoints Marden as the Agent of such Secured Party under this Security Agreement. Each Secured Party agrees that the Agent shall have the exclusive right to manage, perform and enforce the terms of this Security Agreement with respect to the Collateral and to exercise and enforce all privileges and rights thereunder according to its discretion and the exercise of its business judgment, including, without limitation, the exclusive right to enforce or settle insurance claims, take or retake control or possession of such Collateral and to hold, prepare for sale, process, sell, lease, dispose of, or liquidate such Collateral; provided, however, that the Agent must receive the consent of Secured Parties holding at least fifty-one percent (51%) of the outstanding principal amount of the Notes prior to enforcing the rights of the Secured Parties granted hereunder in the Collateral. In connection therewith, each of the Secured Parties waives any and all rights it may have as a secured creditor to affect the method or challenge the appropriateness of any action by Agent. The Agent must provide prior notice to all of the Secured Parties with respect to any action related to enforcing the Secured Parties' rights to the Collateral. The Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Secured Party, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Security Agreement or otherwise exist against the Agent.

               (b) Sale of Collateral. Notwithstanding anything to the contrary contained in this Security Agreement, only Agent shall have the right to restrict or permit, or approve or disapprove, the sale, transfer or other disposition of Collateral. The Agent may first apply the cash proceeds actually received from any sale or other disposition of the Collateral to the reasonable expenses which may be incurred by the Agent in attempting to collect the Obligations or to enforce this Security Agreement. Each Secured Party agrees that the remaining proceeds received from the sale of any Collateral shall be
(i) distributed pro rata to each Secured Party based on the sum of the outstanding principal balance of, and accrued but unpaid interest on, each Note and (ii) applied first against unpaid interest accrued on each Note and then to reduce principal thereof. The Secured Parties will, immediately upon the request of Agent, release or otherwise terminate any liens upon the Collateral, to the extent such Collateral is sold or otherwise disposed of either by Agent, its agents or Company with the consent of Agent, and the Secured Parties will promptly deliver such release documents as Agent may reasonably require in connection therewith.

               (c) Remedies. In no event shall the Secured Parties exercise any remedies available under this agreement without consent of the Agent. In the event a Secured Party shall receive any payment or distribution of any kind representing proceeds of any Collateral, such sums shall be held in trust by the Secured Party for the benefit and on account of Agent and such amounts shall be paid to Agent.

               (d) Exculpatory Provisions. The Agent shall not be liable for any action lawfully taken or omitted to be taken by it in connection with this Security Agreement (except to the extent that any of the foregoing are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from its or such person's own gross negligence or willful misconduct).

               (e) Authorization to Release Liens. The Agent may release any lien covering any Collateral that is the subject of a sale or other disposition upon consent of the Secured Parties holding fifty-one percent (51%) of the outstanding principal amount of the Notes. .

        8. Transfer, etc. by Debtor. Without the prior written consent of all of the Secured Parties, after the date hereof, Debtor shall not, without first obtaining all of the Secured Parties' written consent, which may be withheld in a Secured Party's sole and absolute discretion, sell, assign, transfer or otherwise dispose of, grant any option with respect to, or pledge or grant any security interest in or otherwise encumber any of the Collateral except such transfers of the Collateral which are in the ordinary course of Debtor's business.

        9. Further Assurances. Debtor will do all such acts, and will furnish to the Secured Parties all such financing statements, certificates, opinions and other documents, and will do or cause to be done all such things as the Secured Parties may reasonably require in order to give full effect to this Security Agreement at any time while any of the Obligations remain unpaid.

        10. Termination. Upon the payment in full of the Obligations in accordance with their terms, then, and in such event, this Security Agreement shall terminate and Debtor shall be entitled to the return of such of the Collateral in the possession or control of the Secured Parties as have not theretofore been disposed of pursuant to the provisions hereof and a release of the security agreement granted by this Security Agreement.

        11. Financing Statements. Debtor agrees that it shall execute and deliver UCC-1 Financing Statements, to be filed with the Secretary of State of the states of Florida, Delaware and California, to perfect the Agent's security interest in the Collateral for the benefit of the Secured Parties. Debtor agrees that it shall execute and deliver such additional financing statements, extension statements and other documents and instruments in order to perfect and extend, as may be necessary, the security interest granted herein, so long as any of the Obligations hereunder remain unpaid. The Secured Parties agree that, upon the payment in full of the Obligations in accordance with their terms, then, and in such event, the Secured Parties will direct the Agent to execute and deliver a UCC-3 Termination Statement, to be filed with the Secretary of State of the states of Florida, Delaware and California, to terminate the Agent's security interest in the Collateral.

        12. Notices. All notices, requests, consents and other communications required or permitted under this Security Agreement shall be in writing and shall be hand delivered by messenger or courier service, sent by facsimile, or mailed (airmail if international) by registered or certified mail (postage prepaid), return receipt requested, addressed to the addresses of the parties first above written or to such other address as any party may designate by notice complying with the terms of this Section. Each such notice shall be deemed delivered (a) on the date delivered if by personal delivery; (b) on the date of transmission with confirmation of receipt if by facsimile; and (c) on the date upon which the return receipt is signed or delivery is refused or the notice is designated by the postal authorities as not deliverable, as the case may be, if mailed.

        13. Miscellaneous Matters.

               (a) Waiver; Subsequent Modification. Except as expressly provided herein, no waiver by any party or any failure or refusal of the other party to comply with its obligations under this Security Agreement shall be deemed a waiver of any other or subsequent failure or refusal to so comply by such other party. No waiver or modification of the terms hereof shall be valid unless in writing and signed by the party to be charged and then only to the extent therein set forth.

               (b) Governing Law; Venue. This Security Agreement shall be governed by and construed in accordance with the laws of the State of Florida. Venue for any action arising out of this Security Agreement shall be Palm Beach County, Florida.

               (c) Cumulative Remedies. Unless expressly provided otherwise herein, the remedies of the parties provided for herein shall be cumulative and concurrent, and may be pursued singularly, successively or together, at the sole discretion of the party for whose benefit such remedy is provided, and may be exercised as often as occasion therefor shall arise.

               (d) Parties Not Partners. Nothing contained in this Security Agreement, or any of the documents to be executed pursuant hereto, shall operate to make the Secured Parties or any of their successors, administrators or assigns a partner(s) with, agent(s) for, or principal(s) of Debtor, its successors or assigns and vice-versa.

               (e) Attorneys' Fees; Costs and Expenses. In any action or proceeding arising out of this Security Agreement the prevailing party in such action or proceeding, shall be entitled to recover from the other party thereto the reasonable attorneys' fees, including one or more appeals, court costs, filing fees, publication costs and other expenses incurred by the prevailing party.

               (f) Captions. The title of this Security Agreement and the headings of the various articles, sections and subsections of this Security Agreement have been inserted only for the purposes of convenience, are not part of this Security Agreement and shall not be deemed in any manner to modify, explain, expand or restrict any of the provisions of this Security Agreement.

               (g) Entire Agreement. Except as otherwise expressly provided herein, the Note and this Security Agreement constitute the entire agreement of the parties hereto with respect to the matters addressed herein and supersede all prior or contemporaneous contracts, promises, representations, warranties and statements, whether written or oral, with respect to such matters.

               (h) WAIVER OF JURY TRIAL. THE PARTIES HERETO MUTUALLY AND WILLINGLY WAIVE THE RIGHT TO A TRIAL BY JURY OF ANY AND ALL CLAIMS MADE BETWEEN THEM WHETHER NOW EXISTING OR ARISING IN THE FUTURE, INCLUDING, WITHOUT
LIMITATION, ANY AND ALL CLAIMS, DEFENSES, COUNTERCLAIMS, CROSS CLAIMS, THIRD PARTY CLAIMS AND INTERVENOR'S CLAIMS, WHETHER ARISING FROM OR RELATED TO THE NEGOTIATION, EXECUTION AND PERFORMANCE OF THE TRANSACTIONS TO WHICH THIS DOCUMENT RELATES.

               (i) Counterparts. This Security Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                             [SIGNATURES TO FOLLOW]


        IN WITNESS WHEREOF, the Secured Parties and Debtor have each duly executed this Security Agreement as of the day and year first above written.

                                     SECURED PARTIES:

                                     The Charlotte Marden 1993 Trust

                                     By: /s/ Bernard A. Marden
                                     Name & Title: Trustee

                                     /s/ Alan Miller
                                     Alan Miller, individually

                                     WRS Advisors III LLC

                                     By: /s/ William Mack
                                     Name & Title: William Mack, President

                                     -----------------------------
                                     Bernard A. Marden, individually


                                     AGENT:

                                     By: /s/ Bernard A. Marden
                                     Bernard A. Marden, individually as agent
                                     for the Secured Parties

                                     DEBTOR:

                                     nSTOR TECHNOLOGIES, INC.,
                                     a Delaware corporation

                                     By: /s/ Jack Jaiven
                                     Name & Title: Jack Jaiven, VP/Treasurer

                                     nSTOR CORPORATION, INC.,
                                     a Delaware corporation

                                     By: /s/ Jack Jaiven
                                     Name & Title: Jack Jaiven, VP/Treasurer


                             EXHIBIT A - COLLATERAL


               "Collateral," as used in this Security Agreement, shall mean all of Debtor's presently owned or hereafter acquired Equipment, Chattel Paper, Documents, Instruments and General Intangibles, as those terms are hereinafter defined, together with the proceeds and products of all of the foregoing.

               Equipment shall mean all of Debtor's goods, machinery, equipment, fixtures, furniture, office equipment, tools, parts and other items of personal property of every kind and description, now owned or hereafter acquired by
Debtor, wheresoever located, together with all additions, attachments, accessions, parts, replacements and substitutions thereto and thereof.

               Chattel Paper shall mean a writing or writings evidencing both a monetary obligation to Debtor and a security interest in or a lease of specific goods.

               Documents shall have the meaning ascribed to said term in Section 679.105(1)(f) of the Florida Statutes, Uniform Commercial Code.

               Instruments shall mean negotiable instruments or securities as defined by the Uniform Commercial Code or any other writing which evidences a right by Debtor to payment of monies and is not itself a security agreement or lease.

               General Intangibles shall have the meaning ascribed to said term in Section 679.106 of the Florida Statutes, Uniform Commercial Code.

               "Collateral," as used in this Security Agreement, shall not mean any of Debtor's presently owned or hereafter acquired Accounts or Inventory, as those terms are hereinafter defined:

               Accounts shall mean a right to payment for goods sold or leased and for services rendered which is not evidenced by an Instrument or Chattel Paper, whether or not it has been earned by performance.

               Inventory shall mean all goods, merchandise and other personal property now or hereafter acquired by Debtor, wheresoever located, which are held for sale or lease or are raw materials, work in process or materials used or consumed or to be used or consumed in Debtor's business.

               Account Debtors shall mean the parties who are obligated on or under any Account.